UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 26, 2010
ONYX PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	0-28298	94-3154463

(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
2100 Powell Street
Emeryville, California 94608
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (510) 597-6500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
          At the 2010 annual meeting of stockholders of Onyx Pharmaceuticals, Inc., or Onyx, held on May 26, 2010, the stockholders approved an amendment to Onyx’s 2005 Equity Incentive Plan, or the Incentive Plan, that effected the following changes (the “Incentive Plan Amendments”):
•	the aggregate number of authorized shares of common stock available for issuance under the Incentive Plan was increased by 3,000,000 shares;

•	the size of the annual restricted stock award to continuing non-employee directors was increased such that, beginning in 2011, on the last business day of March each year, continuing non-employee directors will receive a combination of an option to purchase 5,000 shares of common stock and a restricted stock bonus award covering 3,000 shares of common stock, with such numbers of shares reduced pro rata if any non-employee director has served on the Board of Directors for less than one year; and

•	on the date of the 2010 annual meeting of stockholders of Onyx, each continuing non-employee director received a transitional restricted stock bonus award covering 1,000 shares of common stock with such numbers of shares reduced pro rata if any non-employee director had served on the Board of Directors for less than one year as of March 31, 2010.
          A more detailed summary of the material features of the Incentive Plan is set forth in Onyx’s definitive proxy statement for the annual meeting, filed with the Securities and Exchange Commission on April 9, 2010, or the Proxy Statement. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Incentive Plan, which is attached hereto as Exhibit 10.13(i) and incorporated herein by reference.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
          At the 2010 annual meeting of stockholders of Onyx held on May 26, 2010, the stockholders approved the three proposals listed below. The proposals are described in detail in the Proxy Statement. The results of the matters voted upon at the meeting were:
(a)	All of the nominees of the Board of Directors were elected to serve until Onyx’s annual meeting of stockholders in 2013. The nominees were: Corinne H. Nevinny; 45,420,879 shares of common stock voted for, none against, 645,770 withheld, and 9,354,045 broker non-votes; and Thomas G. Wiggans; 41,482,387 shares of common stock voted for, none against, 4,584,262 withheld, and 9,354,045 broker non-votes. The term of office of directors Magnus Lundberg and N. Anthony Coles, M.D. continues until Onyx’s annual meeting of stockholders in 2011. The term of office of directors Paul Goddard, Ph.D., Antonio J. Grillo-López, M.D., and Wendell Wierenga, Ph.D. continues until Onyx’s annual meeting of stockholders in 2012.

(b)	The stockholders approved the Incentive Plan Amendments: 33,650,708 shares of common stock voted for, 12,394,916 against, 21,025 abstaining, and 9,354,045 broker non-votes.

(c)	The stockholders ratified the selection by the Audit Committee of the Board of Directors of Ernst &Young LLP as Onyx’s independent registered public accounting firm for the fiscal year ending December 31, 2010: 48,976,511 shares of common stock voted for, 6,413,078 against, 31,105 abstaining and zero broker non-votes.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description
10.13(i)	2005 Equity Incentive Plan, as amended

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 28, 2010	ONYX PHARMACEUTICALS, INC.
	By:	/s/ Matthew K. Fust
Matthew K. Fust
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
10.13(i)	2005 Equity Incentive Plan, as amended